SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934, as amended (Amendment No. __)

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Scholastic Corporation

(Name of Registrant as Specified In Its Charter)

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Scholastic 557 Broadway, New York, NY 10012-3999 (212) 343-6100
www.scholastic.com

SCHOLASTIC CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Holders of Class A Stock and Common Stock:

The Annual Meeting of Stockholders of Scholastic Corporation (the “Company”) will be held at the Company’s corporate headquarters located at 557 Broadway, New York, New York on Tuesday, September 21, 2004, at 9:00 a.m., local time, for the following purposes:

Matters to be voted upon by holders of the Class A Stock
1.	Electing eight directors to the Board of Directors.
2.	Approving the Scholastic Corporation 2004 Class A Stock Incentive Plan.

Matters to be voted upon by holders of the Common Stock
1.	Electing three directors to the Board of Directors.

In addition to the foregoing purposes, such other business may be transacted as may properly come before the meeting and any adjournments thereof.

A proxy statement describing the matters to be considered at the Annual Meeting of Stockholders is attached to this notice. Only stockholders of record of the Class A Stock and the Common Stock at the close of business on July 26, 2004 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

We hope that you will be able to attend the meeting. Whether or not you plan to be present at the meeting, we urge you to vote your shares promptly. You can vote your shares in three ways: (i) via the Internet at the website indicated on your proxy card; (ii) via telephone by calling the toll free number on your proxy card; or (iii) by returning the enclosed proxy card.

By order of the Board of Directors

Charles B. Deull
Senior Vice President,
General Counsel and Secretary
August 2, 2004

Solicitation of Proxies	1
General Information	1
Voting Securities of the Company	2
Principal Holders of Class A Stock and Common Stock	3
Change of Control Arrangements	5
Section 16(a) Beneficial Ownership Reporting Compliance	5
Share Ownership of Management	6
Executive Compensation	8
Summary Compensation Table	8
Option Grants in Fiscal 2004	9
Aggregated Option Exercises in Fiscal 2004 and 2004 Fiscal Year-End Option Values	10
Pension Plan	10
The Human Resources and Compensation Committee’s Report on Executive Compensation	11
Stock Price Performance Graph	17
Matters Submitted to Stockholders	18
• Election of Directors	18
Nominees for Election by Holders of the Class A Stock	19
Nominees for Election by Holders of the Common Stock	19
Meetings of the Board and its Committees	21
Corporate Governance	24
Director Compensation	25
Certain Relationships	26
• Approval of the Scholastic Corporation 2004 Class A Stock Incentive Plan	26
Equity Compensation Plan Information	31
Independent Public Accountants	32
Audit Committee’s Report	32
Stockholder Proposals for 2005 Annual Meeting	33
Other Matters	33
Appendix A: Scholastic Corporation 2004 Class A Stock Incentive Plan	A-1

SCHOLASTIC CORPORATION
557 Broadway
New York, New York 10012

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
September 21, 2004

SOLICITATION OF PROXIES

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Scholastic Corporation, a Delaware corporation (the “Company”), to be voted at its Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 557 Broadway, New York, New York at 9:00 a.m., local time, on Tuesday, September 21, 2004, and at any adjournments thereof.

Shares represented by each proxy properly submitted, either by mail, the internet or telephone as indicated on the enclosed form of proxy, will be voted in accordance with the instructions indicated on such proxies unless revoked. A stockholder may revoke a proxy at any time before it is exercised by: (i) filing with the Secretary of the Company a written revocation thereof or a duly executed proxy bearing a later date, (ii) providing subsequent telephone or internet voting instructions or (iii) voting in person at the Annual Meeting. Any written notice revoking a proxy should be sent to the attention of Charles B. Deull, Senior Vice President, General Counsel and Secretary, Scholastic Corporation, 557 Broadway, New York, New York 10012. If no instructions are specified, your shares will be voted: (i) FOR the election of the directors indicated; (ii) in the case of the Class A Stockholders, FOR the approval of proposal 2; and (iii) in the discretion of the proxy holders, if any other matter properly comes before the Annual Meeting.

This proxy statement and the accompanying form of proxy, together with the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2004, are being mailed to stockholders on or about August 2, 2004.

The cost of soliciting proxies will be borne by the Company. Solicitation other than by mail may be made personally or by telephone, facsimile or e-mail by regularly employed officers and employees who will not be additionally compensated therefor. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to principals.

Voting Securities of the Company

Only holders of record of the Company’s Class A Stock, $0.01 par value (“Class A Stock”), and Common Stock, $0.01 par value (“Common Stock”), at the close of business on July 26, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, there were outstanding 1,656,200 shares of Class A Stock and 37,947,917 shares of Common Stock.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate”) provides that, except as otherwise provided by law, the holders of shares of Class A Stock, voting as a class, have the right: (i) to fix the size of the Board so long as it does not consist of less than three nor more than 15 directors, (ii) to elect all the directors, subject to the right of the holders of shares of Common Stock, voting as a class, to elect such minimum number of the members of the Board as shall equal at least one-fifth of the members of the Board, and (iii) to exercise, exclusive of the holders of the shares of Common Stock, all other voting rights of stockholders of the Company. The Certificate also provides that, except as otherwise provided by law, the voting rights of the holders of shares of Common Stock are limited to the right, voting as a class, to elect such minimum number of the members of the Board as shall equal at least one-fifth of the members of the Board.

Each share of Class A Stock and Common Stock is entitled to one vote. No holders of either class of stock have cumulative voting rights. At the Annual Meeting, the holders of the Class A Stock will vote on the election of eight members of the Board and the holders of the Common Stock will vote on the election of three members of the Board. The other proposal set forth in the notice attached to this proxy statement for consideration at the Annual Meeting will be voted on by the holders of the Class A Stock. If any other matters were to properly come before the Annual Meeting, they would be voted on by the holders of the Class A Stock.

The vote required for each proposal is specified in the description of such proposal. In the election of directors, withheld votes and abstentions have no effect on the vote. Under the Company’s Bylaws, for the purpose of determining whether a proposal has received the required vote, abstentions will not be considered as votes cast and will have no effect. Because none of the shares of Class A Stock are held by brokers, the effect of broker non-votes is not applicable in the case of the Class A Stock. Because the only proposal before the holders of Common Stock is the election of three directors, the effect of broker non-votes is not applicable in the case of the Common Stock.

Principal Holders of Class A Stock and Common Stock

The following sets forth information regarding persons who, to the best of the Company’s knowledge, beneficially owned five percent or more of the Class A Stock or the Common Stock outstanding on the Record Date. Under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), a person who directly or indirectly has, or shares, voting power or investment power with respect to a security is considered a beneficial owner of such security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

	Class A Stock		Common Stock

	Amount and Nature of		Amount and Nature of
Name and Address	Beneficial Ownership	Percent of	Beneficial Ownership	Percent of
of Beneficial Owner	(1)	Class	(2)	Class

Richard Robinson c/o Scholastic Corporation 557 Broadway New York, NY 10012	1,656,200	100%	6,301,392(3)	15.5%

Barbara Robinson Buckland c/o Scholastic Corporation 557 Broadway New York, NY 10012	648,620	39.2%	2,610,588	6.8%

Mary Sue Robinson Morrill c/o Scholastic Corporation 557 Broadway New York, NY 10012	765,296	46.2%	3,268,068(4)	8.4%

William W. Robinson c/o Scholastic Corporation 557 Broadway New York, NY 10012	648,620	39.2%	2,568,318(5)	6.7%

Trust under the Will of Maurice R. Robinson c/o Scholastic Corporation 557 Broadway New York, NY 10012	648,620	39.2%	2,331,712	6.0%

Trust under the Will of Florence L. Robinson c/o Scholastic Corporation 557 Broadway New York, NY 10012	116,676	7.0%	466,676	1.2%

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	—	—	5,556,315(6)	14.6%

(1)
Each of Richard Robinson, Barbara Robinson Buckland, Mary Sue Robinson Morrill, William W. Robinson and the Maurice R. Robinson Trust have filed Statements on Schedule 13G with the SEC (the “13G Filings”) regarding their beneficial ownership of Common Stock. Richard Robinson, Chairman of the Board, President and Chief Executive Officer of the Company, and Barbara Robinson Buckland, Mary Sue Robinson Morrill and William W. Robinson, all of whom are siblings of Richard Robinson, are trustees of the Trust under the Will of Maurice R. Robinson (the “Maurice R. Robinson Trust”), with shared voting and investment power with respect to the shares owned by the Maurice R. Robinson Trust. Under the terms of the Maurice R. Robinson Trust, the vote of a majority of the trustees is required to vote or direct the disposition of the shares held by the Maurice R. Robinson Trust. In addition, Richard Robinson and Mary Sue Robinson Morrill are the co-trustees of the Trust under the Will of Florence L. Robinson (the “Florence L. Robinson Trust”), with shared voting and investment power with respect to the shares owned by the Florence L. Robinson Trust. Any acts by the Florence L. Robinson Trust require the approval of each Trustee. Each such trust directly owns the shares attributed to it in the table and each person listed herein as a trustee of such trust is deemed to be the beneficial owner of the shares directly owned by such trust. Based on their 13G filings and subsequent information made available to the Company, the aggregate beneficial ownership of the Class A Stock by the following persons is: Richard Robinson—890,904 shares (sole voting and investment power) and 765,296 shares (shared voting and investment power); Barbara Robinson Buckland—0 shares (sole voting and investment power) and 648,620 shares (shared voting and investment power); Mary Sue Robinson Morrill—0 shares (sole voting and investment power) and 765,296 shares (shared voting and investment power); William W. Robinson—0 shares (sole voting and investment power) and 648,620 shares (shared voting and investment power); Maurice R. Robinson Trust—648,620 shares (sole voting and investment power); and Florence L. Robinson Trust—116,676 shares (sole voting and investment power).

(2)
The shares of Class A Stock are convertible at the option of the holder into shares of Common Stock at any time on a share-for-share basis. The number of shares of Common Stock and percentage of the outstanding shares of Common Stock for each beneficial owner of Class A Stock assumes the conversion of such holder’s shares of Class A Stock. Based on their 13G filings and subsequent information made available to the Company, the aggregate beneficial ownership of Common Stock by the following holders is: Richard Robinson—3,498,792 shares (sole voting and investment power) and 2,802,600 shares (shared voting and investment power); Barbara Robinson Buckland—278,876 shares (sole voting and investment power) and 2,331,712 shares (shared voting and investment power); Mary Sue Robinson Morrill—0 shares (sole voting and investment power) and 3,268,068 shares (shared voting and investment power); William W. Robinson—225,146 shares (sole voting and investment power) and 2,343,172 shares (shared voting and investment power); Maurice R. Robinson Trust—2,331,712 shares (sole voting and investment power); and Florence L. Robinson Trust—466,676 shares (sole voting and investment power).

(3)
Includes 1,656,200 shares of Common Stock issuable on conversion of the Class A Stock described in Note 2; 1,106,576 shares of Common Stock held directly by Richard Robinson; 350,000 shares held pursuant to a variable pre-paid forward stock sale (“the VPF”), which allows Mr. Robinson to retain all increases in the share price up to 50% and, at an agreed upon future delivery date, to elect to retain these shares and settle the VPF with cash rather than selling the shares; 1,020,002 shares of Common Stock under options exercisable by Mr. Robinson within 60 days; 21,522 shares of Common Stock with respect to which Mr. Robinson had voting rights at May 31, 2004 under the Scholastic Corporation 401(k) Savings and Retirement Plan (the “401(k) Plan”); 1,683,092 shares of Common Stock owned by the Maurice R. Robinson Trust; 350,000 shares of Common Stock owned by the Florence L. Robinson Trust; 7,594 shares of Common Stock for which Mr. Robinson is custodian under a separate custodial account for one of his sons; 4,212 shares of Common Stock owned directly by his sons; and 102,194 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund. Does not include 37,278 restricted stock units (“RSUs”) held under the Scholastic Corporation Management Stock Purchase Plan (the “MSPP”), as more fully described herein.

(4)	Does not include an aggregate of 213,396 shares of Common Stock held under Trusts for which Ms. Morrill’s spouse and sister are trustees, as to which Ms. Morrill disclaims beneficial ownership.
(5)	Does not include 25,000 shares of Common Stock held under Trusts for which Mr. William Robinson’s spouse is a trustee, as to which Mr. Robinson disclaims beneficial ownership.
(6)
The information for T. Rowe Price Associates, Inc. (“Price Associates”) is derived from a Schedule 13G dated February 13, 2004, as filed with the SEC. These securities are owned by various individual and institutional investors (including the T. Rowe Price Mid-Cap Growth Fund, which as of that date owned and had the sole power to vote 1,900,000 shares of Common Stock representing approximately 5% of the shares outstanding), as to which Price Associates serves as investment adviser with the sole power to direct investments with regard to all such shares and the sole power to vote 1,028,400 of such shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

Change of Control Arrangements

Pursuant to an agreement dated July 23, 1990 between the Maurice R. Robinson Trust and Richard Robinson, the Maurice R. Robinson Trust has agreed that if it receives an offer from any person to purchase any or all of the shares of Class A Stock owned by the Maurice R. Robinson Trust and it desires to accept such offer, Richard Robinson shall have the right of first refusal to purchase all, but not less than all, of the shares of Class A Stock that such person has offered to purchase for the same price and on the same terms and conditions offered by such person. In the event Richard Robinson does not elect to exercise such option, the Maurice R. Robinson Trust shall be free to sell such shares of Class A Stock in accordance with the offer it has received. In addition, if Richard Robinson receives an offer from any person to purchase any or all of his shares of Class A Stock and the result of that sale would be to transfer to any person other than Richard Robinson or his heirs voting power sufficient to enable such other person to elect the majority of the Board, either alone or in concert with any person other than Richard Robinson, his heirs or the Maurice R. Robinson Trust (a “Control Offer”), and Mr. Robinson desires to accept the Control Offer, the Maurice R. Robinson Trust shall have the option to sell any or all of its shares of Class A Stock to the person making the Control Offer at the price and on the terms and conditions set forth in the Control Offer. If the Maurice R. Robinson Trust does not exercise its option, Mr. Robinson shall be free to accept the Control Offer and to sell his shares of Class A Stock in accordance with the terms of the Control Offer. If the Maurice R. Robinson Trust exercises its option, Mr. Robinson cannot accept the Control Offer unless the person making the Control Offer purchases the shares of Class A Stock that the Maurice R. Robinson Trust has elected to sell.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires directors, executive officers and persons who are the beneficial owners of more than 10% of the Common Stock and Class A Stock to file reports of their ownership and changes in ownership of the Company’s equity securities with the SEC. The reporting persons are required by SEC regulation to furnish the Company with copies of all Section 16 reports they file. Based on a review of the copies of such forms furnished to the Company and other written representations that no other reports were required during the fiscal year ended May 31, 2004, the Company believes its directors, executive officers and greater than ten percent beneficial owners timely filed all Section 16(a) reports required during such fiscal year.

Share Ownership of Management

On the Record Date, each director, director nominee and Named Executive reported under the caption “Executive Compensation” and all directors and executive officers as a group beneficially owned shares of the Class A Stock and Common Stock as follows:

	Class A Stock		Common Stock

	Amount and Nature of		Amount and Nature of
	Beneficial Ownership	Percent of	Beneficial Ownership	Percent of
Name	(1)	Class	(1)	Class

Directors

Richard Robinson	1,656,200(2)	100%	6,301,392(3)	15.5%

Rebeca M. Barrera	—	—	25,574(4)	*

Ramon C. Cortines	—	—	42,574(5)	*

John L. Davies	—	—	24,000(4)	*

Charles T. Harris III	—	—	61,506(6)	*

Andrew S. Hedden	—	—	2,000(7)	*

Mae C. Jemison	—	—	43,004(5)	*

Peter M. Mayer	—	—	46,000(8)	*

John G. McDonald	—	—	43,004(5)	*

Augustus K. Oliver	—	—	44,574(5)	*

Richard M. Spaulding	—	—	234,049(9)	*

Named Executive Officers

Richard Robinson	1,656,200(2)	100%	6,301,392(3)	15.5%

Barbara A. Marcus	—	—	477,482(10)	1.2%

Deborah A. Forte	—	—	392,842(11)	1.0%

Margery A. Mayer	—	—	94,234(12)	*

Hugh R. Roome	—	—	185,617(13)	*

All directors and executive officers as a group (26 persons including those named above)	1,656,200(2)	100%	9,176,422(14)	21.3%

*	Less than 1.0%
(1)	Except as indicated in the notes below, each person named has sole voting and investment power with respect to the shares shown opposite his or her name.
(2)
Includes 890,904 shares of Class A Stock held directly by Richard Robinson, 648,620 shares of Class A Stock owned by the Maurice R. Robinson Trust and 116,676 shares of Class A Stock owned by the Florence L. Robinson Trust. See the information with respect to Richard Robinson under “Principal Holders of Class A Stock and Common Stock” above. The shares of Class A Stock are convertible at the option of the holder into shares of Common Stock at any time on a share-for-share basis.

(3)
Includes 1,656,200 shares of Common Stock issuable on conversion of the Class A Stock described in Note 2; 1,106,576 shares of Common Stock held directly by Richard Robinson; 350,000 shares held pursuant to a variable pre-paid forward stock sale; 1,020,002 shares of Common Stock under options exercisable by Mr. Robinson within 60 days; 21,522 shares of Common Stock with respect to which Mr. Robinson had voting rights at May 31, 2004 under the 401(k) Plan; 1,683,092 shares of Common Stock owned by the Maurice R. Robinson Trust; 350,000 shares of Common Stock owned by the Florence L. Robinson Trust; 7,594 shares of Common Stock for which Mr. Robinson is custodian under a custodial account for one of his sons; 4,212 shares of Common Stock owned directly by his sons; and 102,194 shares of Common Stock owned by the Richard Robinson and Helen Benham Charitable Fund. Does not include 37,278 RSUs held under the MSPP.

(4)	Includes options under which such director may purchase 24,000 shares of Common Stock within 60 days.
(5)	Includes options under which such director may purchase 42,000 shares of Common Stock within 60 days.
(6)
Includes 8,106 shares of Common Stock held directly by Mr. Harris, 4,000 shares held through a limited partnership where Mr. Harris retains voting and dispositive power, 1,000 shares in a trust where Mr. Harris is the trustee, 400 shares in custodial accounts for his children and 48,000 shares under options exercisable by Mr. Harris within 60 days.

(7)	As a partner of a law firm that provides legal services to the Company, Mr. Hedden has declined all stock option awards otherwise available to him as a non-employee director.
(8)
Includes 15,000 shares of Common Stock held directly by Mr. Mayer, 1,000 shares held through a pension plan in which he has an interest and 30,000 shares under options exercisable by Mr. Mayer within 60 days.

(9)	Includes 199,713 shares of Common Stock held directly by Mr. Spaulding and 34,336 shares under options exercisable by him within 60 days. Does not include 11,985 RSUs held under the MSPP.
(10)
Includes 26,317 shares of Common Stock held directly by Ms. Marcus, 449,374 shares under options exercisable by Ms. Marcus within 60 days and 1,791 shares with respect to which Ms. Marcus had voting rights at May 31, 2004 under the 401(k) Plan. Does not include 4,714 RSUs held under the MSPP.

(11)	Includes 9,152 shares of Common Stock held directly by Ms. Forte and 383,690 shares under options exercisable by Ms. Forte within 60 days. Does not include 9,494 RSUs held under the MSPP.
(12)	Includes 14,834 shares of Common Stock held directly by Ms. Mayer and 79,400 shares under options exercisable by Ms. Mayer within 60 days. Does not include 5,317 RSUs held under the MSPP.
(13)
Includes 4,500 shares of Common Stock held directly by Mr. Roome, 176,344 shares under options exercisable by Mr. Roome within 60 days and 4,773 shares with respect to which Mr. Roome had voting rights at May 31, 2004 under the 401(k) Plan. Does not include 5,987 RSUs held under the MSPP.

(14)
Includes an aggregate of 3,574,108 shares of Common Stock under options exercisable by members of the group within 60 days, an aggregate of 29,065 shares of Common Stock with respect to which the group had voting rights at May 31, 2004 under the 401(k) Plan and 1,656,200 shares of Common Stock issuable on the conversion of Class A Stock into shares of Common Stock. Does not include an aggregate of 103,420 RSUs held under the MSPP.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the compensation paid or accrued by the Company and its subsidiaries for services of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the “Named Executives”) in respect of the fiscal years ended May 31, 2004, 2003 and 2002:

Summary Compensation Table

					Long-Term
					Compensation
	Annual Compensation				Awards

					Securities
Name and Principal	Fiscal			Other Annual	Underlying	All Other
Positions	Year	Salary	Bonus (1)	Compensation (2)	Options	Compensation (3)

Richard Robinson	2004	$838,828	$ 0	$ 0	0	$ 6,200
Chairman of the Board,	2003	$818,317	$ 0	$316,980	5,850	$ 6,050
President and CEO	2002	$781,731	$476,550	$150,457	0	$238,840

Barbara A. Marcus	2004	$707,688	$ 0	$ 0	80,000	$ 5,727
EVP; President, Children’s	2003	$690,431	$ 0	$ 13,756	30,080	$ 6,050
Book Publishing	2002	$663,407	$413,708	$ 12,318	25,000	$ 5,550

Deborah A. Forte	2004	$576,947	$130,000	$ 0	35,000	$ 6,200
EVP; President, Scholastic	2003	$562,750	$ 0	$ 49,335	28,040	$ 6,050
Entertainment	2002	$541,816	$247,270	$ 16,149	30,000	$ 5,550

Margery W. Mayer	2004	$441,346	$135,000	$ 0	85,000	$ 4,262
EVP; President, Scholastic	2003	$414,615	$ 0	$ 41,250	27,540	$ 3,650
Education	2002	$391,346	$206,723	$ 13,129	25,000	$ 3,381

Hugh R. Roome	2004	$430,558	$115,000	$ 0	80,000	$ 5,140
EVP; President, Scholastic	2003	$416,346	$ 0	$ 35,915	26,660	$ 4,497
International	2002	$397,115	$135,000	$ 16,992	30,000	$ 4,281

(1)
The amounts shown represent the full amount of the bonus actually awarded to the Named Executive, including amounts deferred at the executive’s election and invested in RSUs under the MSPP. Mr. Robinson, Ms. Marcus, Ms. Forte, Ms. Mayer and Mr. Roome elected to invest 100%, 5%, 30%, 30% and 40%, respectively, of his/her fiscal 2002 bonus, and Ms. Forte, Ms. Mayer and Mr. Roome elected to invest 10%, 10% and 0%, respectively, of his/her fiscal 2004 bonus, in RSUs under the MSPP. In addition, on July 18, 2002, each of Mr. Robinson, Ms. Marcus, Ms. Forte, Ms. Mayer and Mr. Roome received stock options in lieu of 10% of the bonus he or she would otherwise have received for fiscal 2002. As a result, options to purchase 5,850, 5,080, 3,040, 2,540 and 1,660 shares of Common Stock, which are reflected in this table for fiscal 2003, were issued to Mr. Robinson, Ms. Marcus, Ms. Forte, Ms. Mayer and Mr. Roome, respectively.

(2)
Amounts shown represent the value of the 25% discount received on the purchase of RSUs allocated to the Named Executives’ accounts under the MSPP, based on the fair market value of the Common Stock underlying such RSUs on the date of allocation. For Mr. Robinson, Ms. Marcus, Ms. Forte, Ms. Mayer and Mr. Roome, 18,896, 820, 2,941, 2,459 and 2,141 RSUs, respectively, were allocated to them in fiscal 2003 in respect of his/her fiscal 2002 bonus. Mr. Robinson, Ms. Marcus, Ms. Forte, Ms. Mayer and Mr. Roome elected to invest 100%, 10%, 20%, 30% and 30%, respectively, of her/his fiscal 2001 bonus in RSUs under the MSPP, in respect of which 18,382, 1,505, 1,973, 1,604 and 2,076 RSUs, respectively, were allocated to them in fiscal 2002.

(3)
The amounts shown reflect matching contributions made by the Company for the benefit of the Named Executive under the 401(k) Plan, except that, for Mr. Robinson, fiscal 2002 includes $233,290 representing the annual premium paid by the Company in respect of a split dollar life insurance policy for his benefit, which premiums represent the non-term life insurance portion of such policy. The Company did not pay any of the premium in respect of such policy in fiscal 2003 and terminated the arrangement and surrendered the policy in fiscal 2004, in respect of which the entire cash surrender value of $275,000 was paid to the Company.

Option Grants in Fiscal 2004

The following table sets forth information concerning individual stock option grants made to the Named Executives during the fiscal year ended May 31, 2004.

					Potential Realizable
					Value at Assumed
					Annual Rates of Stock
					Price Appreciation for
	Individual Grants (1)				Options Term (2)

	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/share)	Date	5% ($)	10% ($)

Richard Robinson	—	—	—	—	—	—

Barbara A. Marcus	50,000	3.2%	$28.11	5/24/2014	$883,911	$2,240,005
	30,000	1.9%	$27.46	7/14/2013	$518,083	$1,312,925

Deborah A. Forte	35,000	2.3%	$27.46	7/14/2013	$604,431	$1,531,746

Margery W. Mayer	50,000	3.2%	$28.11	5/24/2014	$883,911	$2,240,005
	35,000	2.3%	$27.46	7/14/2013	$604,431	$1,531,746

Hugh R. Roome	50,000	3.2%	$28.11	5/24/2014	$883,911	$2,240,005
	30,000	1.9%	$27.46	7/14/2013	$518,083	$1,312,925

(1)
All options are exercisable for Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant. All options are exercisable in four equal annual installments beginning one year from the date of grant.

(2)
The dollar amounts under the 5% and 10% columns in the table above are the result of calculations required by the SEC and therefore are not intended to forecast the possible future appreciation of the price of the Common Stock. Although permitted by SEC rules, the Company did not use an alternate formula for grant date valuation because the Company is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatility factors. No gain on the stock options awarded to the Named Executives is possible without appreciation in the price of the Common Stock during the applicable period.

Aggregated Option Exercises in Fiscal 2004 and 2004 Fiscal Year-End Option Values

The following table sets forth information concerning options exercised during the fiscal year ended May 31, 2004 by the Named Executives together with the number and value of the unexercised options held by such persons at May 31, 2004.

	Shares		Number of
	Acquired		Securities Underlying	Value of Unexercised
	On	Value	Unexercised Options	In-the-Money Options
	Exercise	Realized	at FY-End (#)	at FY-End (1) ($)
Name	(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Richard Robinson	—	—	1,020,002 / 0	$5,610,648 / $0

Barbara A. Marcus	17,000	$218,675	423,124 / 123,750	$2,384,587 / $59,900

Deborah A. Forte	—	—	368,690 / 68,750	$889,030 / $27,300

Margery W. Mayer	—	—	61,860 / 131,290	$59,718 / $63,800

Hugh R. Roome	2,000	$24,550	176,344 / 107,500	$797,524 / $54,050

(1)
Based on the per share closing price of the Common Stock of $28.24 on May 28, 2004, the last trading day in the Company’s fiscal year ended May 31, 2004, as reported on the NASDAQ-National Market System.

Pension Plan

The Company maintains a retirement plan for substantially all of its employees based in the United States, including the Named Executives (the “Retirement Plan”). As a cash balance plan, the Retirement Plan provides participants with benefits based on monthly contributions and interest credits. Individual participant contributions are not required under the Retirement Plan. The Retirement Plan provides for an annual allocation by the Company to a participant’s account, calculated as follows: for less than five years of service, 3.5% of the first $25,000 of annual base pay and 2.0% of the remainder up to the government-mandated maximum limit; for five years but less than ten years of service, 4.5% of the first $25,000 of annual base pay and 3.0% of the remainder up to the government-mandated maximum limit; for ten years of service but less than 20 years of service, 5.5% of the first $25,000 of annual base pay and 4.0% of the remainder up to the government-mandated maximum limit; and for 20 years or more of service, 6.5% of the first $25,000 of annual base pay and 5% of the remainder up to the government-mandated maximum limit. Interest on the account balances is accrued monthly based on the average rate for one-year United States Treasury Bills plus 1.0%. Participants in the Retirement Plan become fully vested in their accrued benefits upon completion of five years of service. Vested retirement benefits are payable in the form of a lump-sum or annuity payment upon retirement, termination, death or disability. At July 1, 2004, Ms. Marcus, Ms. Forte, Ms. Mayer and Mr. Roome had earned estimated annual benefit payments under the Retirement Plan of $56,466, $10,239, $8,447 and $30,484, respectively.

The Retirement Plan was amended and restated to a cash balance plan effective June 1, 1999. All plan participants as of July 1, 1998 who were at least age 50 at such time were given the option to remain under a modified version of the Retirement Plan’s benefit formula used prior to such amendment and restatement. Mr. Robinson elected to continue participation under such prior benefit formula, which provides covered participants with retirement benefits based upon career average compensation. Individual participant contributions are not required, and the Company makes all required contributions. The formula provides for an annual benefit payable at retirement equal to, for each year of credited service, 1.5% of that portion of the participant’s basic annual compensation up to $13,650, plus 2.0% of that portion of the participant’s basic annual compensation in excess of $13,650. At July 1, 2004, Mr. Robinson had earned an estimated annual benefit payment using the prior benefit formula of $91,552, payable upon retirement.

The Human Resources and Compensation Committee’s Report on Executive Compensation

The Company’s compensation program for its executive officers and other senior management is administered by the Human Resources and Compensation Committee (the “HRCC”) of the Board.

The HRCC believes that compensation for executive officers and other senior management should be determined according to a competitive framework, taking into account the financial performance of the Company, individual contributions, teamwork and division results. Such factors are critical to enhancing the value and continued development of the Company’s operating segments, which in turn builds stockholder value. In determining the compensation of the Company’s executive officers, the HRCC seeks to achieve the following objectives through a combination of fixed and variable compensation:

•	Pay Competitively—Provide a total compensation package that is consistent with competitive practices, enabling the Company to attract, motivate and retain qualified executives; and
•
Pay for Performance—Create a direct link between the aggregate compensation paid to each executive officer and the financial performance of the Company including the results of the specific business division for which the executive is responsible, as well as specific corporate goals identified from time to time; and

•	Executives as Stockholders—Link a portion of each executive officer’s compensation opportunity directly to the value of the Common Stock through the use of stock-based awards.

The programs adopted in order to implement the HRCC’s compensation philosophy and to reflect the Company’s financial performance have been developed with the assistance of independent consultants and counsel. The HRCC periodically reviews and revises the Company’s compensation programs and practices in light of the HRCC’s compensation philosophy, and views variable compensation as an integral part of the total compensation package.

Competitive Base Salaries

In establishing each executive officer’s base salary, the HRCC considers several factors, including individual performance, competitive market conditions for recruiting and retaining executive talent and changes in responsibilities.

Base salaries are reviewed annually and generally approximate the median level of competitive rates, as adjusted for individual performance. In determining base salaries, the HRCC’s focus is on recruiting and retaining executive talent. Accordingly, the HRCC considers the executive compensation of a broad group of companies in the publishing and media industries, including the companies comprising the “Peer Group” used in the Stock Performance Graph in this proxy statement. As a general practice, the Company does not enter into employment agreements with executive officers. During fiscal 2004, the base salaries of executive officers were generally increased in accordance with the foregoing practices.

Annual Bonus Incentive

For fiscal 2004, the Company’s annual bonus targets were established by the HRCC based on corporate and divisional performance. Bonus potentials for executive officers were set at percentages of their base salaries deemed appropriate for their current positions and are generally based on earnings per share targets, divisional performance and other objectives specified by the HRCC, including certain diversity goals, subject to meeting a threshold earnings per share target before any portion of bonus is paid. For fiscal 2004, an additional objective related to the development of the Internet as a sales channel was added. Potential bonus awards for the Named Executives were set and determined under the Company’s stockholder-approved Executive Performance Incentive Plan (the “EPIP”), which is designed to be exempt from the application of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as discussed below. The Company did not meet its threshold earnings target for fiscal 2004, so no bonuses will be paid under the EPIP. However, consistent with the Company’s competitive compensation philosophy, the HRCC approved discretionary bonuses to certain members of Company management, including Ms. Forte, Ms. Mayer and Mr. Roome, in order to recognize divisional performance and the individual contributions of such persons and retain them at a level of compensation that is competitive and in line with current compensation practices.

Equity-Based Incentives

Stock options historically have been the Company’s form of equity-based incentives and its primary form of long-term incentive compensation. The Company has granted stock options as part of executive compensation as a means to encourage superior performance and to more directly link the economic interests of executives with those of other stockholders.

The Scholastic Corporation 1995 Stock Option Plan (the “1995 Plan”) provides for the grant of non-qualified stock options and incentive stock options. The Scholastic Corporation 2001 Stock Incentive Plan (the “2001 Plan”) provides for the grant of non-qualified stock options, incentive stock options, restricted stock and other stock-based awards. The 2001 Plan also authorizes the HRCC to grant to specified employees of the Company reload and transfer rights in connection with stock option grants. While to date only non-qualified options have been granted under the 2001 Plan, the HRCC recommended that the 2001 Plan include optional design and award features in order to make the 2001 Plan more competitive with the Company’s peer group and provide the Company with additional flexibility in structuring an individual’s total compensation package, if it determines other forms of stock awards are appropriate in the future. The HRCC is currently studying whether and to what extent restricted stock or restricted stock units should be used in combination with stock options as part of the Company’s long-term incentive compensation program. As of July 1, 2004, 1,095,125 shares of Common Stock remain available for grant under the 2001 Plan and 19,990 shares of Common Stock remain available for grant under the 1995 Plan.

During fiscal 2004, 282 employees, including 14 executive officers, received stock option awards to purchase an aggregate of 1,545,000 shares of Common Stock. All of the option awards in fiscal 2004 were made at fair market value of the Common Stock on the date of grant. The size of each senior management option award was based on the HRCC’s subjective evaluation of a number of factors, including the level of responsibility of the individual, competitive market practice, past grants and other matters relating to the individual’s performance and ability to influence corporate results. The actual grant of stock options is made by the Stock Grant Committee of the Board, which is comprised solely of independent directors, each of whom is also a member of the HRCC. In fiscal 2004, Ms. Marcus, Ms. Forte, Ms. Mayer and Mr. Roome were awarded options to purchase 80,000, 35,000, 85,000 and 80,000 shares of Common Stock, respectively, all of which vest in four equal annual installments commencing on the first anniversary of the date of grant.

In addition to its stock option plans, the Company also maintains the Scholastic Corporation Employee Stock Purchase Plan (as amended, the “ESPP”) and the Scholastic Corporation Management Stock Purchase Plan (as amended, the “MSPP”). The ESPP and the MSPP were designed to augment the Company’s stock-based incentive programs by providing participating employees with equity opportunities intended to further align their interests with the Company and its stockholders. The purpose of the ESPP is to encourage broad-based employee stock ownership. The ESPP is offered to United States-based employees generally. The ESPP permits participating employees to purchase, through after-tax payroll deductions, Common Stock at a 15% discount from the lower of the fair market value of the Common Stock on the first or last business day of each fiscal quarter.

Under the MSPP, eligible members of senior management may use their annual cash bonus payments on a tax-deferred basis to make equity investments in the Company at a discounted purchase price. The terms of the MSPP provide that senior management participants may use all or a portion of their annual cash bonus payments to acquire Restricted Stock Units (“RSUs”) at a 25% discount (or for certain divisional managers, at a 10% discount) from the lowest fair market value of the underlying Common Stock during the first fiscal quarter (ending on August 31) immediately following the fiscal year in respect of which the bonuses are paid. During the deferral period, which may not be less than three years, bonus payments deferred under the MSPP are allocated as RSUs, based on the applicable acquisition price, which are converted into shares of Common Stock on a 1-to-1 basis upon expiration of the deferral period. During fiscal 2004, 18 members of senior management had elected to participate in the MSPP, including all of the Named Executives, other than Mr. Roome. As a result of the award of discretionary bonuses to Ms. Forte and Ms. Mayer in respect of fiscal 2004, $13,000 (10% of bonus) and $13,500 (10% of bonus), respectively, will be allocated by them to the purchase of RSUs under the MSPP on September 1, 2004.

Compensation of Chief Executive Officer

The compensation of Mr. Robinson, who is both the Chief Executive Officer and the controlling stockholder of the Company, is based on the same objectives and policies applicable to all members of senior management and includes base salary, bonus opportunities and stock option grants. Effective October 1, 2003, Mr. Robinson’s base salary was increased by 2%, from $828,000 to $844,560, which was the recommended salary increase percentage for employees generally. Mr. Robinson’s bonus opportunity percentage was 100% of his base salary in fiscal 2004 and did not change from fiscal 2003. In determining Mr. Robinson’s base compensation and bonus opportunity, the HRCC considered the compensation of the chief executive officers of a broad group of companies in the publishing and media industries, including the companies comprising the “Peer Group” used in the Stock Performance Graph in this proxy statement, as well as the Company’s financial performance and Mr. Robinson’s individual performance. As a result of the Company’s performance, Mr. Robinson did not receive a bonus under the EPIP, and no discretionary bonus was awarded by the HRCC to Mr. Robinson, for fiscal 2004.

At two July 2004 HRCC meetings, the HRCC considered, with the assistance of an independent consultant, the long-term compensation opportunities that had been made available to Mr. Robinson in the past. The HRCC noted that, during the period since the Company’s 1992 public offering and with the exception of options to purchase 5,850 shares of Common Stock granted to him in July 2002 in lieu of a 10% reduction in 2002 bonuses recommended for senior management generally, Mr. Robinson’s long-term incentive compensation opportunity had been limited to a four-year option grant program established by the HRCC in September 1997 in respect of the fiscal 1998-2001 period. This program involved four annual grants of options to purchase 125,000 shares of Common Stock each year, which, as a result of the Company’s fiscal 2001 2-for-1 stock split, were each adjusted to options to purchase 250,000 shares in accordance with the terms of the underlying stock option plan. The HRCC received a presentation from the independent consultant indicating that, while Mr. Robinson’s cash compensation and bonus opportunity were generally competitive with the range of companies in the publishing and media industries that were reviewed for comparison purposes, the long-term incentive compensation opportunities provided to him were significantly below the median, in part due to the fact that no such opportunities had been provided to him since the final option grant in fiscal 2001 referred to above.

The HRCC concluded that this issue should be addressed promptly. After discussions with Mr. Robinson in which he indicated his intention to treat any future stock-based compensation as a further long-term investment in the Company, the HRCC determined that the ability to receive such awards in the form of options to purchase shares of Class A Stock would be the most significant motivating factor for him and would also reflect his continuing long-term commitment to the Company, as there is no trading market for the shares of Class A Stock, which would have to be converted into Common Stock in order to be sold in the public trading market. Additionally, the HRCC noted that, since Mr. Robinson is already the Company’s controlling stockholder, the use of additional Class A Stock for this purpose would not result in any change in control of the Company. The HRCC took into consideration its view that Mr. Robinson continues to be of critical importance to the Company and its future growth prospects, as well as the importance of the continued motivation of Mr. Robinson and his current relationship to the Company both as its Chief Executive Officer and its controlling stockholder. The HRCC also took into consideration Mr. Robinson’s substantial long-term contributions to the growth and success of the Company, as well as the level of such incentive opportunities that had been provided to him in the past.

Based on these factors, the HRCC determined that it was appropriate and in the best interests of the Company and its stockholders to provide future long-term incentive opportunities to Mr. Robinson in the form of options to purchase Class A Stock. Accordingly, on July 28, 2004 the HRCC adopted the Scholastic Corporation 2004 Class A Stock Incentive Plan (the “2004 Plan”), which is described in this Proxy Statement under proposal 2 below. It is currently anticipated that an initial grant of options to purchase Class A Stock will be made to Mr. Robinson in September 2004, when the HRCC will consider long-term incentive awards in respect of all senior management. However, the HRCC has not yet determined the size of any award that may be made thereunder to Mr. Robinson or whether any such award would be made as part of an annual program of such awards. It is currently intended that any awards to Mr. Robinson under the 2004 Plan would be in lieu of option awards that might otherwise be granted to him under the 2001 Plan, although he will remain eligible to participate in the 2001 Plan.

Policy as to Section 162(m) of the Code

Section 162(m) of the Code generally denies a publicly traded company a Federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers, unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the incentive compensation it makes available to its executive officers for the performance exception to nondeductibility. Most equity-based awards available for grant under the Company’s equity compensation plans, and all of the equity-based awards actually granted to executive officers, including any awards which may be granted to Mr. Robinson under the proposed 2004 Plan, are intended to so qualify. Amounts payable under the EPIP are also intended to be exempt from the application of Section 162(m) as performance-based compensation. However, in appropriate circumstances, the HRCC may in the future deem it appropriate to pay compensation or make incentive or retentive awards that do not meet the performance-based criteria and therefore may not be deductible by reason of Section 162(m).
Human Resources and Compensation Committee
John L. Davies (Chairperson)
Ramon C. Cortines
Charles T. Harris III
Peter M. Mayer
John G. McDonald

Stock Price Performance Graph

The graph below provides an indicator of cumulative total stockholder returns for the Common Stock for the period June 1, 1999 to May 31, 2004 compared with the NASDAQ Composite Index and a composite peer group of publicly traded companies with which the Company competes in its principal operating segments. The members of the peer group are: The McGraw Hill Companies, Reader’s Digest Association, Inc., John Wiley and Sons, Inc. and Pearson plc. The graph assumes a $100 investment on June 1, 1999, together with the reinvestment of all dividends, if any, except in the case of Pearson plc, which is included on the basis of a $100 investment as of September 1, 2000, following the initial public offering of its American Depository Receipts in the United States.

	6/1/99	5/31/00	5/31//01	5/31//02	5/31//03	5/31//04

SCHOLASTIC CORPORATION	$100.00	$109.67	$164.74	$196.25	$128.37	$116.45
NASDAQ COMPOSITE INDEX	$100.00	$161.42	$ 83.01	$ 67.94	$ 60.29	$ 82.45
PEER GROUP	$100.00	$ 96.82	$113.26	$ 94.96	$ 84.60	$109.10

MATTERS SUBMITTED TO STOCKHOLDERS

PROPOSAL 1—ELECTION OF DIRECTORS

The Amended and Restated Certificate of Incorporation of the Company provides that the holders of shares of Class A Stock, voting as a class, have the right to fix the size of the Board so long as it does not consist of less than three nor more than fifteen directors. The Class A Stockholders have previously fixed the size of the Board at eleven directors.

The Board has designated the eleven persons listed below under the sections captioned “Nominees for Election by Holders of Class A Stock” and “Nominees for Election by Holders of Common Stock” for nomination to serve as directors of the Company until the next annual meeting and until their respective successors are elected and qualified, or until their earlier retirement, resignation or removal.

Proxies are solicited in favor of the eight nominees to be elected by the holders of Class A Stock and the three nominees to be elected by the holders of Common Stock, and it is intended that the proxies will be voted for such nominees unless otherwise specified. Should any one or more of the nominees become unable to serve for any reason, unless the holders of the Class A Stock provide for a lesser number of directors, the persons named in the enclosed proxy may act with discretionary authority in respect of the election of a substitute nominee or nominees. The Board has no reason to believe that any nominees will be unable to serve.

Recommendation

The Board recommends that holders of Class A Stock vote FOR each of the eight nominees for election by such holders. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of shares of Class A Stock present and entitled to vote on this item at the Annual Meeting is required to elect each of the nominees.

The Board recommends that holders of Common Stock vote FOR each of the three nominees for election by such holders. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to elect each of the nominees.

Nominees for Election by Holders of Class A Stock

			Director
Name	Principal Occupation or Employment	Age	Since*
Richard Robinson	Chairman of the Board, President and Chief Executive Officer of the Company	67	1971
Rebeca M. Barrera	President, National Latino Children’s Institute, San Antonio, TX	57	1995
Ramon C. Cortines	Education Consultant, Stanford, CA	72	1995
Charles T. Harris III	Managing General Partner, Harris Capital Partners L.P., Darien, CT	52	1996
Andrew S. Hedden	Partner, Coudert Brothers LLP, New York, NY	63	1991
Mae C. Jemison	President and Founder, BioSentient Corporation, Houston, TX	47	1993
Augustus K. Oliver	Senior Managing Director, WaterView Advisors LLC, New York, NY	54	1995
Richard M. Spaulding	Executive Vice President of the Company	67	1974

Nominees for Election by Holders of Common Stock
			Director
Name	Principal Occupation or Employment	Age	Since*
John L. Davies	Private Investor, Washington D.C.	54	2000
Peter Mayer	President, The Overlook Press/Peter Mayer Publishers, Inc., New York, NY	68	1999
John G. McDonald	The Stanford Investors Professor of Finance, Graduate School of Business, Stanford University, Stanford, CA	67	1985

*	The dates set forth above indicate the date such director was elected as a director of the Company or its predecessor entity.

Richard Robinson. Mr. Robinson has served as Chairman of the Board of the Company and/or Scholastic Inc. since 1982, as Chief Executive Officer since 1975 and as President since 1974. He has held various executive management and editorial positions with the Company since joining in 1962.

Rebeca M. Barrera. Ms. Barrera is the President of the National Latino Children’s Institute (“NLCI”), a non-profit organization founded in 1997 and located in San Antonio, Texas. NLCI creates a voice for young Latinos and implements programs and services that help build healthy communities throughout the country.

Ramon C. Cortines. Mr. Cortines is an Education Consultant and was the Executive Director of the Pew Network for Standards-Based Reform at Stanford University from 1996 to

December 31, 2001. Since 1956, Mr. Cortines has served six school districts, including Superintendent of Schools for Pasadena (11 years), San Jose (2 years), New York City (2 years) and San Francisco (6 years).

Charles T. Harris III. Mr. Harris has been the Managing General Partner of Harris Capital Partners, L.P. since 2003. He was a managing director with the investment firm of Goldman, Sachs & Co. from 1999 until his retirement in 2002 and a general partner from 1988 to 1996. He is a trustee of Phillips Exeter Academy and a director of the Alliance for Young Artists & Writers, Inc.

Andrew S. Hedden. Mr. Hedden has been a partner of the law firm of Coudert Brothers LLP since 1975 and has been associated with the firm since 1968.

Mae C. Jemison. Dr. Jemison is the president of BioSentient Corporation, a medical technology company she founded in 2001 that develops and markets ambulatory equipment to monitor the autonomic nervous system and to train people to respond favorably in stressful situations. She is also the President of The Jemison Group, a technology consulting company that focuses on the integration of science and technology into everyday life and social responsibility. Dr. Jemison is an A.D. White Professor-at-Large at Cornell University and was a professor of Environmental Studies at Dartmouth College from 1996-2002. She served as a National Aeronautics and Space Administration (NASA) astronaut from 1987 to 1993 and was a member of the Space Shuttle Endeavour Flight in September 1992. She is also a director and member of the audit committees of Kimberly-Clark Corporation and Valspar Corporation and a director of Gen-Probe, Inc.

Augustus K. Oliver. Mr. Oliver has been a Senior Managing Director of WaterView Advisors LLC, a private equity investment firm, since October 1999. Prior to joining WaterView, Mr. Oliver was a private investor with Oliver Management. Mr. Oliver is the grandson of a former Chairman of the Board of Directors of Scholastic Inc.

Richard M. Spaulding. Mr. Spaulding has served as Executive Vice President of the Company and/or Scholastic Inc. since 1974. He held various executive management positions with the Company since joining in 1960.

John L. Davies. Mr. Davies is a private investor. In addition, he serves as a special advisor to General Atlantic Partners, a private equity investment firm. Mr. Davies retired from AOL in 2002, which he had joined in 1993 as Senior Vice President. In 1994, he founded AOL International, where he served as President until becoming Senior Advisor in 2000. He is also a director and member of the compensation committee of Tickets.com, Inc.

Peter Mayer. Mr. Mayer has been President of The Overlook Press/Peter Mayer Publishers, Inc. since 1997. Since 2003, Mr. Mayer has also been the President of Duckworth

Publishers in the United Kingdom. From 1978 to 1996, he was Chairman of the Board and Chief Executive Officer of the Penguin Group Companies, overseeing its operations in the United States, the United Kingdom, Canada, Australia, New Zealand, Holland and India. From 1976 to 1978, he was President and Publisher of Pocket Books. He has also served as Editor-in-Chief, Publisher and President of Avon Books

John G. McDonald. Professor McDonald joined the faculty of Stanford University Graduate School of Business, where he is The Stanford Investors Professor of Finance, in 1968. Professor McDonald serves on the Boards of Directors of Varian, Inc., Plum Creek Timber Co., iStar Financial, Inc. and eight mutual funds managed by Capital Research and Management Co.

Meetings of the Board and its Committees

Five regular meetings and one special meeting of the Board were held during the 2004 fiscal year. All incumbent directors attended 75% or more of the aggregate of such meetings and of the meetings held during the 2004 fiscal year by all standing committees of the Board of which they were a member.

The following are the current members and functions of the standing committees of the Board.

Executive Committee. Richard Robinson (Chairperson), Charles T. Harris III, Andrew S. Hedden, Peter M. Mayer, Augustus K. Oliver and Richard M. Spaulding are the members of the Executive Committee. In the intervals between meetings of the Board, the Executive Committee is authorized to exercise, with certain exceptions, all of the powers of the Board in the management of the business and affairs of the Company. All actions taken by the Executive Committee are submitted for ratification by the Board. No meetings of the Executive Committee were held during the fiscal year ended May 31, 2004.

Audit Committee. Augustus K. Oliver (Chairperson), John L. Davies and Charles T. Harris III are the members of the Audit Committee. Each member of the Audit Committee is independent, as defined under NASDAQ listing standards and applicable SEC regulations. The committee operates under a written charter adopted by the Board, which can be found in the Investor Relations section of the Company’s website, www.scholastic.com. The Board has determined that all Audit Committee members are “financially literate,” as defined under NASDAQ listing standards, and that, based upon the business experience described in his biography above, Mr. Oliver qualifies as a “financial expert,” as defined in SEC regulations. This committee reviews the corporate accounting and financial reporting practices of the Company, including its disclosure controls, and the quality and integrity of the financial reports of the Company, including a review of the Company’s Quarterly Reports on Form 10-

Q and Annual Report on Form 10-K. This committee appoints the Company’s independent auditors and pre-approves any non-audit services to be provided by such auditors, as further described on page 32 under “Independent Public Accountants.” The Audit Committee discusses with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with both the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s disclosure and internal controls and the overall quality of the Company’s financial reporting. The Audit Committee approves all “related party transactions,” as defined in SEC regulations. The Audit Committee held nine meetings during the fiscal year ended May 31, 2004. Four of the meetings were held for the purpose of reviewing and discussing the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.

Retirement Plan Committee. Richard M. Spaulding (Chairperson), Charles T. Harris III, Andrew S. Hedden and Augustus K. Oliver are the members of the Retirement Plan Committee. This committee acts on behalf of the Board in its capacity as settlor of the trusts underlying the Retirement Plan and the 401(k) Plan (collectively “the Plans”) and with respect to the powers enumerated therein, including, without limitation, the power to amend or terminate the Plans. This committee also oversees the Administrative Committee, comprised of Company employees who are responsible for the day-to-day administration of the Plans. In addition, this committee approves the appointment of one or more trustees, or other professionals, necessary for the proper administration and operation of the Plans. Furthermore, this committee, which reports its actions to the Board, oversees the policies and practices related to the Plans and evaluates the Company’s overall retirement benefit plan philosophy and the Plans in the context of the Company as a separate company and competitively within the publishing industry, as well as the investment performance under the Plans. The Retirement Plan Committee held four meetings during the fiscal year ended May 31, 2004.

Human Resources and Compensation Committee. John L. Davies (Chairperson), Ramon C. Cortines, Charles T. Harris III, Peter Mayer and John G. McDonald are the members of the Human Resources and Compensation Committee. The committee operates under a written charter adopted by the Board, which can be found in the Investor Relations section of the Company’s website, www.scholastic.com. This committee has the responsibility for setting the compensation of the Chief Executive Officer and reviewing the recommendations of the Chief Executive Officer for compensation of the other executive officers and members of senior management prior to approval by the Board. This committee evaluates the Company’s overall compensation plans and practices as a separate company and competitively within the industry. This committee, in overseeing the administration of all of the Company’s compensation plans and arrangements, reviews and approves the annual bonus award target payouts (including awards under the EPIP) and any proposed contractual relationships with executive officers and also reviews the Company’s recruitment practices, including the Company’s diversity programs. Each member of the committee is independent, as defined under NASDAQ listing standards. Members of this committee must also meet certain additional criteria so that the Company qualifies for available exemptions pursuant to Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. The Human Resources and Compensation Committee held five meetings during the fiscal year ended May 31, 2004.

Nominating and Governance Committee. Ramon C. Cortines (Chairperson), Rebeca M. Barrera, Charles T. Harris III and Mae C. Jemison are the members of the Nominating and Governance Committee. Each member of the committee is independent, as defined under NASDAQ listing standards. The committee operates under a written charter adopted by the Board, which can be found in the Investor Relations section of the Company’s website, www.scholastic.com. The charter was revised in fiscal 2004 because the scope of the committee was expanded to include corporate governance matters. This committee identifies and recommends to the Board candidates for election as directors, and recommends any changes it believes desirable in the size and composition of the Board as well as Board committee structure and membership. This committee also administers Scholastic’s Corporate Governance Guidelines, reviews performance under, and compliance with, the guidelines and the content of the guidelines annually and, when appropriate, recommends updates and revisions of the guidelines to the Board. The Nominating and Governance Committee held four meetings during the fiscal year ended May 31, 2004.

Stock Grant Committee. John G. McDonald (Chairman), John L. Davies, Charles T. Harris III and Peter M. Mayer are the standing members of the Stock Grant Committee and, as permitted under Delaware law, Ramon C. Cortines is an alternate member of the Stock Grant Committee. Each member (and alternate member) of the committee is independent, as defined under NASDAQ listing standards. Members of this committee must also meet certain additional criteria so that the Company qualifies for available exemptions pursuant to Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. This committee authorizes and approves grants, awards or issuances of options, warrants, restricted stock or other rights under the Company’s stock-based compensation plans. This committee held four meetings during the fiscal year ended May 31, 2004.

Strategic Planning Committee. Mae C. Jemison (Chairperson), Rebeca M. Barrera, Ramon C. Cortines, Peter M. Mayer and Richard M. Spaulding are members of the Strategic Planning Committee. This committee advises the Company’s management on achieving and implementing its strategic plan and reports its findings to the Board. This committee held three meetings during the fiscal year ended May 31, 2004.

Corporate Governance

In the past fiscal year, the Board has strengthened the Company’s corporate governance practices in a number of ways, including adopting the Scholastic Corporation Corporate Governance Guidelines, which are summarized below. The full text of the Company’s Corporate Governance Guidelines is available in the Investor Relations section of the Company’s website, www.scholastic.com. Stockholders may also obtain a written copy of the guidelines at no cost by writing to the Company at Scholastic Corporation, 557 Broadway, New York, NY 10012, Attention: Corporate Secretary.

Independent Directors. Scholastic’s Corporate Governance Guidelines provide for a board of ten to fifteen directors and require a majority of independent directors. The Nominating and Governance Committee is responsible for reviewing with the Board annually the appropriate criteria and standards for determining director independence consistent with applicable legal requirements, including NASDAQ listing standards and the federal securities laws. The Board has determined that all of its current directors are independent, as defined in the NASDAQ listing standards, other than Mr. Robinson, Mr. Spaulding and Mr. Hedden. Mr. Robinson and Mr. Spaulding are executive officers of the Company. Mr. Hedden is not considered independent because he is a partner in a law firm that currently provides legal services to the Company.

Communication With Directors. Individuals may submit communications to the Board or to the non-management directors individually or as a group by sending the communications in writing to the attention of the Corporate Secretary of the Company at Scholastic Corporation, 557 Broadway, New York, NY 10012. All communications that relate to matters that are within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate directors.

Director Nomination Process. The Nominating and Governance Committee periodically reviews with the Board the requisite skills and characteristics of new directors, if any, as well as the composition of the Board as a whole. The Nominating and Governance Committee makes an assessment of the suitability of candidates for election to the Board, taking into account diversity, independence, character, judgment and business experience, as well as their appreciation of the Company’s purpose, values and credo. The Committee, at this time, does not believe it is necessary or appropriate to adopt specific, minimum objective criteria for director nominees. Stockholders may propose nominees for Board membership for consideration by the Nominating and Governance Committee by submitting the nominee’s name, biographical data and qualifications along with the consent of the proposed nominee to the Nominating and Governance Committee, Attention: Corporate Secretary at Scholastic Corporation, 557 Broadway, New York, NY 10012. Stockholders who wish to nominate candidates for election to the Board at the next annual meeting of stockholders must adhere to the dates and follow the procedures outlined in “Stockholder Proposals for 2005 Annual Meeting” set forth on page 33 of this proxy statement. The Nominating and Governance

Committee will consider all director candidates properly submitted by stockholders in accordance with the Company’s Bylaws and Corporate Governance Guidelines using the same criteria that it uses to select directors for non-stockholder nominees. The Company retains a search firm, Phillips Oppenheim Group, in order to assist the committee in its selection process with respect to candidates for Board membership by identifying potential candidates and assisting the committee in its evaluation of such candidates.

Board Meetings and Executive Sessions. Directors are expected to attend each Board meeting, whether in person or by telephone. Management provides all directors with an agenda and appropriate written materials in advance of each meeting. To ensure active and effective participation, directors are expected to arrive at each Board and committee meeting having reviewed the materials for the meeting. The Board regularly meets in executive session with only independent directors present.

Director Attendance at Company Annual Meetings. All directors are encouraged to attend the Company’s annual meetings of stockholders. All of the Company’s directors attended the annual meeting of stockholders held on September 23, 2003.

Investment Expectations of Directors. Directors are encouraged to own Company stock in an amount that is appropriate for them.

Scholastic Code of Ethics and Code of Ethics for Senior Financial Officers. The Company has implemented a Code of Ethics for Senior Financial Officers and a Code of Ethics applicable to all employees and directors. The Code of Ethics for Senior Financial Officers provides fundamental ethical principles to which the Company’s Chief Executive Officer, Chief Financial Officer and Controller are expected to adhere. The Scholastic Code of Ethics operates as a tool to help Scholastic’s employees and directors understand and adhere to high ethical standards required for employment by, or association with, the Company. The Scholastic Code of Ethics contains procedures for employees to report to the Audit Committee any concerns with regard to any questionable accounting, internal control or auditing matters. Both the Code of Ethics for Senior Financial Officers and the Scholastic Code of Ethics are available in the Investor Relations section of the Company’s website, www.scholastic.com.

Director Compensation

For the fiscal year ended May 31, 2004, each non-employee director of the Company (an “Outside Director”) was paid a cash annual retainer of $25,000 for his or her services as a director, a fee of $5,000 if he or she was the chairperson of a standing Board Committee, except in the case of the chairperson of the Audit Committee, who received a $10,000 fee, and an attendance fee of $1,500 for attendance at each Board or Committee meeting, whether in person or telephonically. The Company reimburses directors for travel, lodging and related expenses they may incur in connection with their services as directors.

Under the terms of the Scholastic Corporation 1997 Outside Directors’ Stock Option Plan, as amended (the “1997 Directors’ Plan”), an option to purchase 6,000 shares of Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock on the date of grant is automatically granted to each Outside Director on the date of the annual meeting of stockholders. As a result, in fiscal 2004 each Outside Director (other than Andrew S. Hedden, who, as he has done each year, declined his award in fiscal 2004) was granted options to purchase 6,000 shares of Common Stock on September 23, 2003, at an exercise price of $30.88 per share. The options vest one year from the date of grant and expire on September 24, 2013.

Under the terms of the Scholastic Corporation Directors’ Deferred Compensation Plan, directors are permitted to defer 50% or 100% of their cash retainers and meeting fees. Deferred amounts accrue interest at a rate that extrapolates a 30-year United States Treasury bill rate and are paid in cash upon the later of termination from Board service or the end of the deferral period, unless paid earlier due to death, disability, change of control of the Company or severe financial hardship. For the fiscal year ended May 31, 2004, three directors chose to have 100% of their director’s compensation deferred. For the fiscal year ended May 31, 2004, the accrued interest expense under this plan was $30,000.

Certain Relationships

Andrew S. Hedden is a partner of the law firm of Coudert Brothers LLP, which has provided legal services to the Company in the past and is expected to continue to do so in the future. This relationship is periodically reviewed by and the services are approved by the Audit Committee of the Board.

PROPOSAL 2—APPROVAL OF THE SCHOLASTIC CORPORATION
2004 CLASS A STOCK INCENTIVE PLAN

The Human Resources and Compensation Committee, composed of independent directors, has unanimously approved, and the Board is submitting to the holders of the Class A Stock for their consideration, the Scholastic Corporation 2004 Class A Stock Incentive Plan. The HRCC approved the 2004 Plan at its meeting held on July 28, 2004, subject to the approval of the holders of the Class A Stock.

The purpose of the 2004 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by allowing the Company to offer stock option awards in respect of the Class A Stock to Mr. Robinson, the Company’s Chief Executive Officer and its controlling stockholder, which awards will provide performance-based incentives in the form of increased ownership of Class A Stock based upon the future success of the Company, and in such context, to further strengthen the mutuality of interests between Mr. Robinson and the Company’s stockholders. The HRCC determined that, based on its view that Mr. Robinson continues to be of critical importance to the Company and its future growth prospects, as well as the importance of the continued motivation of Mr. Robinson and the fact that no change in control of the Company would result from the use of Class A Stock for this purpose as Mr. Robinson is already the Company’s controlling stockholder through his ownership of outstanding Class A Stock, it is appropriate and in the best interests of the Company and its stockholders to provide long-term incentive opportunities to Mr. Robinson in the form of Class A Stock, recognizing that such opportunities will only be realized if the Company performs successfully in the future.

Stock options have historically been the Company’s principal form of long-term incentive compensation and have been used to encourage superior performance and to more directly link the economic interests of executives and other key employees with those of stockholders. Reference is made to the table under “Equity Compensation Plan Information” on page 31 of this proxy statement for information concerning outstanding options and shares remaining available for grant under the Company’s existing stock-based compensation plans.

Summary of the 2004 Plan

The following is a summary of the 2004 Plan and is qualified in its entirety by reference to the complete text of the 2004 Plan, which is attached as Appendix A to this proxy statement.

The 2004 Plan will be administered by the Stock Grant Committee of (or other committee designated by) the Board (the “2004 Plan Committee”). The 2004 Plan Committee is required to be comprised of two or more non-employee directors, each of whom is intended to be, to the extent required, a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” as defined in Section 162(m) of the Code. In addition, the 2004 Plan Committee members will be independent directors, as defined under NASDAQ listing standards.

The 2004 Plan Committee will have the full authority to administer and interpret the 2004 Plan, including the authority: (1) to grant awards under the 2004 Plan, (2) to determine the terms and conditions of each grant, including any vesting schedule, (3) to determine the number of shares of Class A Stock to be covered by each award, (4) to prescribe the form of stock option agreement evidencing awards and (5) to make all other determinations in connection with the 2004 Plan and awards made thereunder as the 2004 Plan Committee, in its sole discretion, deems necessary or desirable, subject in all cases to the terms of the 2004 Plan.

Only the Company’s Chief Executive Officer as of the effective date of the Plan, Mr. Robinson, is eligible to be granted awards under the 2004 Plan. The 2004 Plan will be effective as of July 28, 2004, subject to the approval of the holders of the Class A Stock.

The terms and conditions of any individual awards will be set forth in written agreements, which will be consistent with the terms of the 2004 Plan. Awards under the 2004 Plan may not be made on or after July 28, 2014, the tenth anniversary of the date the 2004 Plan was adopted by the HRCC, but awards granted prior to such date may extend beyond that date.

The 2004 Plan will provide for the grant of non-qualified stock options to purchase shares of Class A Stock. The Class A Stock is convertible into Common Stock on a share-for-share basis, as provided in the Company’s Certificate of Incorporation. The Committee will determine the number of shares of Class A Stock subject to each option, the term of each option (which may not exceed 10 years), the exercise price, the vesting schedule (which may not be less than one year) and the other material terms of each option. The exercise price per share of Class A Stock subject to any option may not be less than 100% of the fair market value of the Class A Stock on the date the option is granted. Fair market value is to be determined in good faith by the 2004 Plan Committee based on all facts and circumstances, including by reference to the sales price of the Common Stock underlying the Class A Stock as reported on the NASDAQ National Market System or other quotation system or exchange on which the Common Stock may be traded.

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the 2004 Plan Committee. Options may be exercised either by (1) payment in full of the purchase price in cash, or (2) on such other terms and conditions as may be acceptable to the 2004 Plan Committee, including payment in full or part by surrender of then-owned shares of Common Stock or Class A Stock.

The 2004 Plan authorizes the 2004 Plan Committee, if deemed appropriate in its discretion, to permit “reloads” of stock options exercised, whereby an equivalent number of stock options would be granted upon exercise of an option as the number of shares, if any, used to pay for the exercise price of such options or to pay withholding taxes. Unless otherwise determined by the 2004 Plan Committee, any such reload options would have an exercise price equal to the fair market value of the Class A Stock on the date of the “reload” and a term equal to the remaining term of the options exercised.

In the event of Mr. Robinson’s termination of employment in any of the circumstances described below, outstanding options granted under the 2004 Plan will generally be treated as follows:

(a)
In the event of Mr. Robinson’s death or disability, all outstanding options will become immediately exercisable and Mr. Robinson or his estate will have one year (or, if shorter, until the end of the option term) to exercise such options;

(b)	In the event of Mr. Robinson’s retirement, he will have three years (or, if shorter, until the end of the option term) to exercise options which are exercisable at the time of retirement;
(c)
In the event of Mr. Robinson’s involuntary termination without cause, he may exercise all options exercisable at the time of termination within 90 days from the date of termination (or, if shorter, until the end of the option term); or

(d)	In the event of Mr. Robinson’s termination for cause, or voluntary termination without cause, all options will terminate immediately with such termination of employment.

The 2004 Plan Committee may, in its discretion, extend or accelerate the exercisability of an award granted under the 2004 Plan, accelerate the vesting of, or eliminate or make less restrictive any restrictions contained in, any grant, waive any restriction or other provision of any award or otherwise amend or modify any award in any manner that is not adverse to Mr. Robinson, or that is consented to by Mr. Robinson, and that is not a “material amendment” to the plan or award requiring stockholder approval under applicable NASDAQ regulations.

The 2004 Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board, except that no such amendment, suspension or termination may change the classification of employees eligible to receive awards or effect an amendment that requires stockholder approval under applicable NASDAQ regulations unless such amendment receives stockholder approval, and no such amendment, suspension or termination may increase the aggregate number of shares of Class A Stock reserved for awards or the maximum individual share limits, decrease the minimum exercise price of any option, extend the maximum option period or otherwise effect an amendment that would require stockholder approval under Section 162(m) of the Code, unless such amendment receives stockholder approval to the extent required by Section 162(m) of the Code or Rule 16b-3 under the Exchange Act.

A maximum of 750,000 shares of Class A Stock may be issued pursuant to the 2004 Plan (subject to any increase or decrease as described in the next paragraph). In general, upon termination, cancellation or expiration of an award, the unissued shares of Class A Stock subject to the award will again be available for an award under the 2004 Plan. The maximum number of shares of Class A Stock subject to options intended to comply with Section 162(m) of the Code that may be granted to Mr. Robinson under the 2004 Plan will be 500,000 for any fiscal year of the Company. This maximum number is intended to be cumulative. To the extent that shares of Class A Stock for which options may be, but are not, granted during any fiscal year, the number of shares of Class A Stock available for grant will automatically increase in the subsequent fiscal years during the term of the 2004 Plan until used.

The 2004 Plan Committee may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under the 2004 Plan to reflect any change in the Company’s capital structure or business by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar event.

Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the 2004 Plan Committee may determine at the time of grant or thereafter that a non-qualified stock option that is otherwise nontransferable will be transferable in whole or in part to family members (as defined in the 2004 Plan) and may specify the circumstances and conditions upon which such option may be transferred.

Material Federal Income Tax Consequences Relating to the 2004 Plan

The rules concerning the federal income tax consequences with respect to options granted pursuant to the 2004 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, possibly with retroactive effect, as are the interpretations and applications of such statutory provisions, which may also vary in individual circumstances. The following summary is designed to provide a general understanding of the material federal income tax consequences relating to the 2004 Plan under current law.

The options to be granted under the 2004 Plan are non-qualified stock options for federal income tax purposes. In general, Mr. Robinson will recognize no taxable income at the time of grant. Upon exercise, Mr. Robinson will recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares of Class A Stock on the date of exercise. He will recognize as capital gain or loss any profit or loss realized on the subsequent sale or exchange of any shares disposed of or sold. The Company will be entitled to deduct an amount equal to the difference between the exercise price and the fair market value of the shares of Class A Stock on the date of exercise.

Section 162(m) of the Code disallows deductions for compensation in excess of $1 million for certain executives of publicly held corporations, including its Chief Executive Officer, unless such compensation meets the requirements of Section 162(m) as “performance-based” compensation. If the 2004 Plan is approved by the holders of the Class A Stock and the option awards meet certain other requirements, the Company will be entitled to deduct for federal income purposes, as performance-based compensation, income realized by Mr. Robinson under the 2004 Plan notwithstanding the $1 million limitation under Section 162(m) of the Code. The Company expects that all options that may be granted to the Chief Executive Officer under the 2004 Plan will qualify as performance-based compensation under Section 162(m) and income realized by Mr. Robinson from the exercise of the options will be exempt from the $1 million deduction amount under Section 162(m).

Other Information Relating to the 2004 Plan

As of the date of this proxy statement, no options have been granted to Mr. Robinson under the 2004 Plan. In addition, it is not possible to predict the benefits that may accrue to Mr. Robinson under the 2004 Plan because option grants thereunder are dependent upon future decisions to be made by the 2004 Plan Committee in its sole discretion and will be based on future events that cannot be ascertained at this time. Options may be granted under the 2004 Plan only to Mr. Robinson. Accordingly, no other persons, including directors or executive officers of the Company, may be awarded options under the 2004 Plan.

There is no trading market for the Class A Stock. On July 26, 2004, the closing price of the Common Stock on the NASDAQ National Market System was $28.02.

Recommendation

The Board of Directors recommends that holders of the Class A Stock vote FOR approval and adoption of the Scholastic Corporation 2004 Class A Stock Incentive Plan. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of shares of Class A Stock present and entitled to vote on this item at the Annual Meeting is required to approve the 2004 Plan.

Equity Compensation Plan Information

The following table presents information regarding the Company’s equity compensation plans at May 31, 2004:

Number of securities
remaining available for
	Number of securities to	Weighted average	future issuance under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a)
Plan Category	(a)	(b)	(c))

Equity Compensation plans
approved by security holders	8,032,587	$28.52	2,105,367(1)
Equity Compensation plans not
approved by security holders	—	—	—

Total	8,032,587	$28.52	2,105,367(1)

(1)
Includes 454,683 shares of Common Stock under the ESPP; 295,569 shares of Common Stock under the MSPP; and 1,095,125 shares of Common Stock under the 2001 Plan, which may be issued pursuant to the exercise of stock options or as restricted stock or other stock-based awards.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed Ernst & Young LLP (“E&Y”) to be the independent auditors of the Company for the fiscal year ending May 31, 2005. A representative of E&Y will be present at the Annual Meeting and will be afforded the opportunity to make a statement. Such representative will also be available to respond to appropriate questions.

The aggregate fees billed by E&Y for professional services to the Company were $2,473,200 for fiscal 2004 and $2,142,154 for fiscal 2003. The total fees for services provided by E&Y to the Company during the fiscal years ended May 31, 2004 and May 31, 2003 are summarized in the table below:

	Fiscal 2004	Fiscal 2003
	$	$

Audit Fees	$1,875,500	$1,578,300
Audit-Related Fees	$ 91,000	$ 187,929
Tax Fees	$ 506,700	$ 375,925
All Other Fees	$ —	$ —

TOTAL FEES PAID	$2,473,200	$2,142,154

Audit-Related Fees include fees for services such as benefit plan audits, accounting consultations and work related to business acquisitions and SEC Registration Statements. Tax Fees are for the preparation of tax returns for certain international operations and consulting on tax planning opportunities and entity restructuring. In fiscal 2004 and fiscal 2003, in accordance with Section 10A(i) of the Exchange Act, the Audit Committee pre-approved all of the Audit-Related services and Tax services provided by E&Y. The Audit Committee’s non-audit services pre-approval policies require the receipt and analysis of a summary containing a description of the non-audit service to be provided prior to commencement of the engagement. The Committee then makes an evaluation as to whether the provision of the proposed non-audit service by E&Y will affect its independence and also considers the percentage of non-audit fees related to the total audit fees. If a non-audit service is required before the Audit Committee’s next scheduled meeting, the committee has delegated to its chair, Mr. Oliver, the authority to approve such service on its behalf, provided that such action is reported to the committee at its next meeting.

AUDIT COMMITTEE’S REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended May 31, 2004 with the Company’s management. The Committee has discussed with E&Y, the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The Committee has also received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of E&Y with that firm.

Based on the Committee’s review and discussions noted above, the Committee unanimously recommended to the Board (and the Board has approved) that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2004 for filing with the SEC.

Audit Committee

Augustus K. Oliver, Chairperson
John L. Davies
Charles T. Harris III

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in the proxy materials regarding the Company’s annual meeting of stockholders to be held in 2005 (the “2005 Annual Meeting”) must ensure that such proposals are received by the Secretary of the Company not later than April 4, 2005 and that such proposals meet the other requirements contained in SEC Rule 14a-8. In order for a proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of SEC Rule 14a-4(c) for consideration at the 2005 Annual Meeting, but not included in the Company’s proxy materials, such proposal must be received no later than June 18, 2005.

OTHER MATTERS

The Board is not aware of any other matters to come before the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

By Order of the Board of Directors

Charles B. Deull
Senior Vice President, General Counsel
and Secretary

Appendix A

SCHOLASTIC CORPORATION 2004 CLASS A STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Scholastic Corporation 2004 Class A Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer stock option awards in respect of the Class A Stock of the Company to the Eligible Employee, thereby creating a means to raise the level of such stock ownership by the Eligible Employee, to reward the Eligible Employee by enabling the equity ownership of the Eligible Employee to be increased based upon the future success of the Company and, in such context, to strengthen the mutuality of interests between the Eligible Employee and the Company’s stockholders.

ARTICLE II
DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1.   “ACQUISITION EVENT” has the meaning set forth in Section 4.2(d).

2.2.   “AFFILIATE” means any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates.

2.3.   “BOARD” means the Board of Directors of the Company.

2.4.   “CAUSE” shall mean, with respect to the Termination of Employment of the Eligible Employee, (1) in the case where there is no employment agreement between the Company or an Affiliate and the Eligible Employee in effect at the time of the relevant grant or where there is an employment agreement in effect at such time, but such agreement does not define “cause” (or words of like import), termination due to the Eligible Employee’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (2) in the case where there is an employment agreement between the Company or an Affiliate and the Eligible Employee in effect at the time of grant that defines cause (or words of like import), termination that is or would be deemed to be “for cause” (or words of like import) as defined under such employment agreement at the time of grant, as determined by the Committee in its sole discretion.

2.5.   “CODE” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

2.6.   “COMMITTEE” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a “non-employee director” as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an “outside director” as defined under Section 162(m) of the Code; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

2.7.   “CLASS A STOCK” means the Company’s Class A Stock, $.01 par value per share.

2.8.   “COMMON STOCK” means the Company’s Common Stock, $.01 par value per share.

2.9.   “COMPANY” means Scholastic Corporation, a Delaware corporation, and its successors by operation of law.

2.10.   “DISABILITY” means (1) in the case where there is no employment agreement between the Company or an Affiliate and the Eligible Employee in effect at the time of the relevant grant, or where there is an employment agreement in effect at such time, but such agreement does not define disability, total and permanent disability, as defined in Section 22(e)(3) of the Code, as determined by the Committee in its sole discretion; or (2) in the case where there is an employment agreement between the Company or an Affiliate and the Eligible Employee at the time of the relevant grant that defines disability, disability as defined under such employment agreement, as determined by the Committee in its sole discretion.

2.11.   “EFFECTIVE DATE” means the effective date of this Plan as defined in Article X.

2.12.   “ELIGIBLE EMPLOYEE” means the Company’s Chief Executive Officer as of the Effective Date.

2.13.   “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended. Any reference to any section of the Exchange Act shall also be a reference to any successor provision.

2.14.   “FAIR MARKET VALUE” of a share of Class A Stock shall be determined in good faith by the Committee based on all the facts and circumstances, including by reference to the sales price of Common Stock as reported on the NASDAQ Stock Market Inc. or other quotation system or exchange on which the Common Stock shall be traded. For purposes of the grant of any Stock Option, the applicable date shall be the date for which a mean sales price of the Common Stock is available at the time of grant.

2.15.   “FAMILY MEMBER” means, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Eligible Employee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Eligible Employee) control the management of assets, and any other entity in which these persons (or the Eligible Employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8.

2.16.   “PLAN” means this Scholastic Corporation 2004 Class A Stock Incentive Plan, as amended from time to time.

2.17.   “RULE 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.18.   “SECTION 162(m) OF THE CODE” means Section 162(m) of the Code and any Treasury regulations thereunder.

2.19.   “SECURITIES ACT” means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.20.   “STOCK OPTION” or “OPTION” means any option to purchase shares of Class A Stock granted to the Eligible Employee under Article VI, which Option shall be a non-qualified Stock Option.

2.21.   “TERMINATION OF EMPLOYMENT” means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of the Eligible Employee from the Company and its Affiliates; or (ii) when an entity which is employing the Eligible Employee ceases to be an Affiliate, unless the Eligible Employee otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that the Eligible Employee becomes a non-employee director upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such individual is no longer an Eligible Employee or a non-employee director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Stock Option Agreement or, if no rights of the Eligible Employee are reduced, may otherwise define Termination of Employment thereafter.

2.22.   “TRANSFER” means (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of (including the issuance of equity in a person), whether for value or no value and whether voluntarily or involuntarily (including by operation of law).

ARTICLE III
ADMINISTRATION

3.1.   THE COMMITTEE. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of Options, interpretations or other actions of the Committee.

3.2.   GRANTS OF STOCK OPTIONS. The Committee shall have full authority to grant Stock Options to the Eligible Employee, pursuant to the terms of this Plan. All Stock Options shall be granted by, confirmed by, and subject to the terms of, a written Stock Option Agreement executed by the Company and the Eligible Employee. In particular, the Committee shall have the authority:

(a)   to determine whether and to what extent Stock Options are to be granted hereunder to the Eligible Employee;

(b)   to determine, in accordance with the terms of this Plan, the number of shares of Class A Stock to be covered by each Stock Option granted hereunder;

(c)   to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder (including, but not limited to, the exercise or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Stock Option and the Class A Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(d)   to determine whether and under what circumstances or method a Stock Option may be exercised;

(e)   to determine whether to require the Eligible Employee, as a condition of the granting of any Stock Option, not to sell or otherwise dispose of shares of Class A Stock acquired pursuant to the exercise of a Stock Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Stock Option;

(f)   to modify, extend or renew a Stock Option, subject to Articles VIII and XI herein; provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of a Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Class A Stock at the time of such modification, extension or renewal; and

(g)   to offer to buy out a previously granted Option, based on such terms and conditions as the Committee shall establish and communicate to the Eligible Employee at the time such offer is made.

3.3.   GUIDELINES. Subject to Articles VIII and XI hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and Stock Options issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Stock Option Agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4.   DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the

Company and the Eligible Employee, and his heirs, executors, administrators, successors and assigns.

3.5.   RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6.   PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members, in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7.   DESIGNATION OF CONSULTANTS/LIABILITY.

(a)   The Committee may designate employees of the Company and Affiliates and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute Stock Option Agreements or other documents on behalf of the Committee.

(b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any employee of the Company or Affiliate designated pursuant to Paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or Affiliate or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company (or if applicable, of an Affiliate) and to the extent not covered by insurance, each officer and member or former member of the Committee shall be indemnified and held harmless by the Company (or if applicable, an Affiliate) against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability

(including any sum paid in settlement of a claim with the approval of the Company), and shall be advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Options granted to him under this Plan.

ARTICLE IV
SHARE AND OTHER LIMITATIONS

4.1.   SHARES.

(a)   GENERAL LIMITATION. The aggregate number of shares of Class A Stock with respect to which Stock Options may be granted shall not exceed 750,000 shares of Class A Stock (subject to any increase or decrease pursuant to Section 4.2). The shares of Class A Stock available under this Plan may be either authorized and unissued Class A Stock or Class A Stock held in or acquired for the treasury of the Company. If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or if the Company repurchases any Stock Option, the number of shares of Class A Stock underlying such unexercised or repurchased Stock Option shall again be available for the purposes of Stock Options under this Plan. If Class A Stock has been delivered or exchanged by the Eligible Employee as full or partial payment to the Company of the exercise price of an Option, the number of shares of Class A Stock exchanged as payment in connection with the exercise shall again be available for purposes of determining the number of shares of Class A Stock available for Options. If Class A Stock has been delivered by the Eligible Employee for payment of withholding taxes, or if the number of shares of Class A Stock otherwise deliverable has been reduced for payment of withholding taxes, the number of shares of Class A Stock delivered by the Eligible Employee or reduced for payment of withholding taxes shall again be available for purposes of determining the number of shares of Class A Stock available for Options.

(b)   INDIVIDUAL ELIGIBLE EMPLOYEE LIMITATIONS.

(i)	The maximum number of shares of Class A Stock subject to any Stock Option intended to comply with Section 162(m) of the Code which may be granted under this Plan during any fiscal year of the Company to the Eligible Employee shall be 500,000 shares per Stock Option (subject to any increase or decrease pursuant to Section 4.2).

(ii)
 The individual Eligible Employee limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Class A Stock for which Stock Options are permitted to be granted to an Eligible Employee during a fiscal year are not covered by a Stock Option to such Eligible Employee in a fiscal year, the number of shares of Class A Stock available for Stock Options to such Eligible Employee shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

4.2.   CHANGES.

(a)   The existence of this Plan and the Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock or Class A Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

(b)   Subject to the provisions of Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, non-cash distribution with respect to its outstanding Common Stock or Class A Stock or capital stock other than Common Stock or Class A Stock, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or Class A Stock or securities convertible into Common Stock or Class A Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option granted under this Plan and the exercise price thereof shall be appropriately adjusted consistent with such change in such manner as, and to the extent that, the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Eligible Employee under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and the Eligible Employee, and his heirs, executors, administrators, successors and assigns.

(c)   Fractional shares of Class A Stock resulting from any adjustment in Options pursuant to Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to the Eligible Employee and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)   In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock or Class A Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as “Acquisition Events”), then the Committee may, in its sole discretion, terminate, effective as of the date of the Acquisition Event, all outstanding Stock Options with respect to which the Eligible Employee has a right to exercise, by delivering notice of termination to the Eligible Employee at least 30 days prior to the date of consummation of the Acquisition Event, in which case, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, the Eligible Employee shall have the right to exercise in full all of such Stock Options held by the Eligible Employee that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

4.3.   MINIMUM PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Class A Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

ARTICLE V
ELIGIBILITY

5.1.   GENERAL ELIGIBILITY. The Company’s Chief Executive Officer as of the Effective Date shall be eligible to be granted Stock Options under this Plan. Eligibility for the grant of an Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

ARTICLE VI
STOCK OPTIONS

6.1.   STOCK OPTIONS. Each Stock Option granted hereunder shall be a non-qualified Stock Option.

6.2.   GRANTS. The Committee shall have the authority to grant to the Eligible Employee one or more Stock Options.

6.3.   TERMS OF STOCK OPTIONS. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a)   EXERCISE PRICE. The exercise price per share of Class A Stock shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a share of Class A Stock at the time of grant.

(b)   STOCK OPTION TERM. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted.

(c)   EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Notwithstanding anything herein to the contrary, no Option shall be granted with an initial exercise or vesting date prior to the one-year anniversary of the date of the grant of the Option.

(d)   METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under Paragraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares of Class A Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows:

(i)	in cash or by check, bank draft or money order payable to the order of the Company; or

(ii)	on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock or Class A Stock owned by the Eligible Employee for a period of at least 6 months or such other applicable period, if such holding period is otherwise necessary to avoid an accounting charge to the Company’s earnings on its financial statements (and for which the Eligible Employee has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock or Class A Stock on the payment date as determined by the Committee). No shares of Class A Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)   FORM, MODIFICATION, EXTENSION AND RENEWAL OF STOCK OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of Stock Option Agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of the Eligible Employee are not reduced without his consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

(f)   OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting “reloads” such that the same number of Options are granted as the number of shares used to pay for the exercise price of Options and/or shares used to pay withholding taxes (“Reloads”). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value of a share of Class A Stock on the date of the “reload” and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

ARTICLE VII
NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT

7.1.   NON-TRANSFERABILITY. Except as otherwise provided herein, no Stock Option shall be Transferable by the Eligible Employee otherwise than by will or by the laws of descent and distribution. Except as otherwise provided herein, all Stock Options shall be exercisable, during the Eligible Employee’s lifetime, only by the Eligible Employee. No Option shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Option shall be void, and no such Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding any provision herein to the contrary, the Committee may determine at the time of grant or thereafter that a Stock Option that is otherwise not Transferable pursuant to this Section 7.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option Agreement.

7.2.   TERMINATION OF EMPLOYMENT. The following rules apply with regard to the Termination of Employment of the Eligible Employee:

(a)   RULES APPLICABLE TO STOCK OPTIONS. Unless otherwise determined by the Committee at grant or, if no rights of the Eligible Employee are reduced, thereafter:

(i)
TERMINATION BY REASON OF DEATH OR DISABILITY. If the Eligible Employee’s Termination of Employment is by reason of death or Disability, all Stock Options held by the Eligible Employee shall become fully exercisable on the date of such Termination of Employment and may be exercised by the Eligible Employee (or, in the case of death, by the legal representative of the Eligible Employee’s estate) at any time within a period of one year from the date of such Termination of

Employment, but in no event beyond the expiration of the stated terms of such Stock Options.

(ii)
TERMINATION BY REASON OF RETIREMENT. In the event of the Eligible Employee’s Termination of Employment in accordance with the Company’s standard retirement policies, all Stock Options held by the Eligible Employee may be exercised, to the extent exercisable at the Eligible Employee’s Termination of Employment, by the Eligible Employee at any time within a period of three years from the date of such Termination of Employment, but in no event beyond the expiration of the stated terms of such Stock Options.

(iii)
INVOLUNTARY TERMINATION WITHOUT CAUSE. If the Eligible Employee’s Termination of Employment is by involuntary termination without Cause, all Stock Options held by the Eligible Employee may be exercised, to the extent exercisable at Termination of Employment, by the Eligible Employee at any time within a period of 90 days from the date of such Termination of Employment, but in no event beyond the expiration of the stated term of such Stock Options.

(iv)
TERMINATION FOR CAUSE OR FOR ANY REASON OTHER THAN DEATH, DISABILITY, RETIREMENT OR INVOLUNTARY TERMINATION WITHOUT CAUSE. If the Eligible Employee’s Termination of Employment (A) is for Cause, or (B) for any reason other than death, Disability, retirement (as described in clause (ii) above), or an involuntary Termination of Employment without Cause, including without limitation a voluntary Termination of Employment, all Stock Options held by the Eligible Employee shall thereupon terminate and expire as of the date of such Termination of Employment.

ARTICLE VIII
TERMINATION OR AMENDMENT OF PLAN

Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of the Eligible Employee with respect to Options granted prior to such amendment, suspension or termination may not be impaired without the consent of the Eligible Employee and, provided further, without the approval of the stockholders of the Company entitled to vote thereon in accordance with the Company’s Certificate of Incorporation and the laws of the State of Delaware, no amendment may be made which would change the classification of employees eligible to receive Options under this Plan or require stockholder approval under the applicable provisions in NASDAQ regulations and, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, no amendment may be made that would (i) increase the aggregate number of shares of Class A Stock that may be issued under this Plan; (ii) increase the maximum individual Eligible Employee limitations for a fiscal year under Section 4.1(b); (iii) decrease the minimum option price of any Stock Option; (iv) extend the maximum option period under Section 6.3; or (v) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code.

The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Article VII above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of the Eligible Employee without the Eligible Employee’s consent.

ARTICLE IX
GENERAL PROVISIONS

9.1.   LEGEND. The Committee may require the Eligible Employee receiving shares pursuant to an Option under this Plan to represent to and agree with the Company in writing that the Eligible Employee is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for any shares issued under the Plan shall include any legend which the Committee deems appropriate to reflect any restrictions on Transfer if the shares of Class A Stock available under the Plan are not registered under a Securities Act Form S-8 or any successor form. All certificates for shares of Class A Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Class A Stock or Common Stock is then listed or any national securities association system upon whose system the Class A Stock or Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.2.   OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

9.3.   NO RIGHT TO EMPLOYMENT. Neither this Plan nor the grant of any Option hereunder shall give the Eligible Employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall they be a limitation in any way on any right of the Company or any Affiliate by which the Eligible Employee is employed to terminate his employment at any time.

9.4.   WITHHOLDING OF TAXES. The Company shall have the right to require, prior to the issuance or delivery of any shares of Class A Stock or the payment of any cash hereunder, payment by the Eligible Employee of any Federal, state or local taxes required by law to be withheld.

Any such withholding obligation with regard to the Eligible Employee may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Class A Stock otherwise deliverable by the Company or by delivering shares of Common Stock or Class A Stock already owned by the Eligible Employee. Any fraction of a share of Common Stock or Class A Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Eligible Employee.

9.5.   LISTING AND OTHER CONDITIONS.

(a)   Unless otherwise determined by the Committee, if the Class A Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Class A Stock pursuant to an Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

(b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Class A Stock pursuant to an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Class A Stock or Options, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)   Upon termination of any period of suspension under this Section 9.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

(d)   The Eligible Employee shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

9.6.   GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

9.7.   CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

9.8.   OTHER BENEFITS. No Option under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

9.9.   COSTS. The Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Class A Stock pursuant to any Options hereunder.

9.10.   NO RIGHT TO SAME BENEFITS. The provisions of Options to the Eligible Employee need not be the same between or among grants.

9.11.   DEATH/DISABILITY. The Committee may in its discretion require the transferee of the Eligible Employee to supply it with written notice of the Eligible Employee’s death or Disability and to supply it with a copy of the will (in the case of the Eligible Employee’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

9.12.   SECTION 16(b) OF THE EXCHANGE ACT. All elections and transactions under this Plan by a person subject to Section 16 of the Exchange Act involving shares of Class A Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business hereunder.

9.13.   SUCCESSORS AND ASSIGNS. This Plan shall be binding on all successors and permitted assigns of the Eligible Employee, including, without limitation, the estate of the Eligible Employee and the executor, administrator or trustee of such estate.

9.14.   SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

9.15.   HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

ARTICLE X
EFFECTIVE DATE OF PLAN

This Plan shall become effective upon adoption by the Board or a duly authorized Committee of the Board, subject to the approval of this Plan by the stockholders of the Company entitled to vote thereon in accordance with the requirements of the Company’s Certificate of Incorporation and the laws of the State of Delaware, or on such later date as provided in the adopting resolution.

ARTICLE XI
TERM OF PLAN

No Option shall be granted pursuant to this Plan on or after July 28, 2014 (the tenth anniversary of the date this Plan was adopted by the Board or a duly authorized Committee of the Board), but Options granted prior to such tenth anniversary may extend beyond that date.

SCHOLASTIC CORPORATION

Proxy for Annual Meeting of Stockholders, September 21, 2004

(The Solicitation of This Proxy is Made of Behalf of the Board of Directors)

The undersigned hereby appoints RICHARD ROBINSON and ANDREW S. HEDDEN, or either of them, each with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Scholastic Corporation to be held at 557 Broadway, New York, New York, on Tuesday, September 21, 2004, at 9:00 A.M. local time, and at any adjournment thereof, and to vote the shares of Class A Stock the undersigned would be entitled to vote if personally present.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY TODAY

SCHOLASTIC CORPORATION

CLASS A STOCK PROXY

Annual Meeting of Stockholders, September 21, 2004

In the absence of specific directions noted below, it is understood that the undersigned’s shares of Class A Stock will be voted FOR THE ELECTION OF DIRECTORS AND PROPOSAL 2.

The undersigned hereby votes the above number of shares of Class A Stock of Scholastic Corporation as follows:

1.	Upon the election of: Richard Robinson, Rebeca M. Barrera, Ramon C. Cortines, Charles T. Harris III, Andrew S. Hedden, Mae C. Jemison, Augustus K. Oliver, Richard M. Spaulding
	FOR: __________	AGAINST __________

2.	Approving the Scholastic Corporation 2004 Class A Stock Incentive Plan.
	FOR __________	AGAINST __________

3.	In their discretion the proxies will vote upon such other matters as may properly come before the meeting and as may properly be voted upon by the holders of Class A Stock.

Signature(s): ______________________________________ Date: ________________

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your vote as indicated in this example X

__________________________
Shareholder Name (please print)

SCHOLASTIC CORPORATION

Proxy for Annual Meeting of Stockholders, September 21, 2004

Please Complete and Return
(The Solicitation of This Proxy is Made of Behalf of the Board of Directors)

     The undersigned hereby appoints RICHARD ROBINSON and ANDREW S. HEDDEN, or either of them, each with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Scholastic Corporation to be held at 557 Broadway, New York, New York, on Tuesday, September 21, 2004 at 9:00 A.M. local time, and at any adjournment thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present.

     If all or a portion of the shares you are voting are a result of your being a participant in the Scholastic Corporation 401(k) Savings and Retirement Plan, then you may instruct the plan Trustee how to vote all full and fractional shares attributable to your account invested in the Scholastic Corporation Stock Fund on July 26, 2004 by completing the reverse side of this card and returning it by September 16, 2004.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY TODAY

(Continued and to be marked,dated and signed, on the other side)

  Address Change/Comments (Mark the corresponding box on the reverse side)
_________________________________________________________________________________

_________________________________________________________________________________

FOLD AND DETACH HERE

In the absence of specific directions noted below, it is understood that the undersigned’s shares of Common Stock will be voted FOR PROPOSAL 1.

Please Mark Here for Address Change or Comments
SEE REVERSE SIDE
/    /

1. Proposal to elect 01 John L. Davies, 02 Peter M. Mayer and 03 John G. McDonald as directors:

        FOR    /    /            WITHHOLD    /    /

If you wish to vote for the election of directors and withhold authority to vote for any of the individual nominees, enter the name(s) of such nominee(s) below.

2. In their discretion the proxies will vote upon such other matters as may be properly come before the meeting and as may properly be voted upon by the holders of Common Stock.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature _______________________________________ Signature _____________________________________ Date _______________

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/schl

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.